                                                                    Exhibit 10.1


$2,000,000                                                    Chicago, Illinois
                                                             September 30, 1999

                               ECONOMETRICS, INC.

                              CONVERTIBLE DEBENTURE


         1. PRINCIPAL AND INTEREST.

                  (a) PAYMENT OF PRINCIPAL AND INTEREST. Econometrics, Inc., a Colorado corporation ("Parent") and Econometrics, Inc., an Illinois corporation ("Sub"; Sub and Parent hereinafter collectively referred to as the "Borrowers" and individually referred to as a "Borrower"), for value received, hereby jointly and severally, promise to pay to the last registered holder of this Debenture as set forth on EXHIBIT A attached hereto and made a part hereof (the "Registered Holder") (unless this Debenture shall have been converted), the principal sum of $2,000,000 on September 1, 2004 (the "Maturity Date"). The Borrowers further agree, jointly and severally, to pay interest on the unpaid principal amount of this Debenture at a rate of eight percent (8%) per annum, from the date of issue to the earlier of the Maturity Date or the date on which this Debenture is paid in full, which interest shall accrue until September 1, 2000, at which time all accrued interest from the date hereof until such date shall be paid. Thereafter, commencing on December 1, 2000, interest shall be paid quarterly (with quarterly payment dates of March 1, June 1, September 1 and December 1) until the principal amount has been paid in full or this Debenture has been converted in full into Common Stock (hereinafter defined) as provided herein. Interest shall be computed on the basis of actual days elapsed based on a 365-day year.

                  (b) PREPAYMENT. The Borrowers shall have the right to prepay, in whole or in part, the outstanding principal balance of this Debenture, as follows: (i) at any time after September 1, 2001 but before September 1, 2002, by payment of accrued interest plus 104% of the unpaid principal amount; (ii) at any time on or after September 1, 2002 and before September 1, 2003, by payment of accrued interest plus 102.5% of the unpaid principal amount; or (iii) at any time on or after September 1, 2003, but before September 1, 2004, by payment of accrued interest plus 101% of the unpaid principal amount. If the Borrowers elect to prepay any portion of the outstanding principal balance of this Debenture, the Borrowers shall provide the Registered Holder hereof with thirty
(30) days prior written notice of their intent to prepay this Debenture and, if the Registered Holder exercises its Conversion Option (hereinafter defined) within the thirty (30) day period after receiving notice of prepayment, the Registered Holder hereof shall receive such number of shares of Parent's common stock, no par value (the "Common Stock"), as calculated in Section 2 hereunder.

                  (c) REDEMPTION BY REGISTERED HOLDER. Until the date on which this Debenture is paid in full, the Registered Holder hereof shall have the right to demand payment of the entire outstanding principal balance of this Debenture, plus interest thereon accrued to date, in the event of (i) any voluntary or involuntary liquidation, dissolution of winding-up of either Borrower, (ii) the consolidation of either Borrower with, or merger of either Borrower into, any other corporation, or (iii) the acquisition of forty percent (40%) or more of the then outstanding voting stock of either Borrower by any person or entity other than the applicable Borrower or an affiliate, subsidiary or parent of such Borrower.

                  (d) PLACE OF PAYMENT. The principal of and interest on this Debenture shall be payable at the Registered Holder's address as it appears in EXHIBIT A to this Debenture.

         2. CONVERSION.

                  (a) Conversion Option.

                      (1) Until the date on which this Debenture is paid in full, the Registered Holder hereof shall have the right to convert up to the entire outstanding principal balance of this Debenture, plus interest thereon accrued to date, into shares of Common Stock at the Conversion Price (as hereinafter defined) (the "Conversion Option"). The Common Stock issuable upon conversion of this Debenture is referred to hereinafter as the "Conversion Securities." In order to exercise its Conversion Option, which exercise shall be irrevocable, the Registered Holder shall surrender this Debenture to Parent, accompanied by a written statement indicating that the Registered Holder is exercising its Conversion Option (and specifying whether the Registered Holder is converting this Debenture as to all or a portion of the outstanding principal balance hereof, plus interest thereon, and as to any portion, stating the amount to be so converted). If the Registered Holder exercises its Conversion Option, the Registered Holder shall receive such number of shares of Common Stock as is equal to the number derived by dividing (i) the portion of the outstanding principal balance hereof, plus interest thereon, to be converted on the date of conversion (which in the event the Borrowers have elected to prepay the outstanding principal balance of this Debenture in accordance with the requirements set forth in Section 1(b) above, such amount may, at the option of the Registered Holder, include up to the entire amount required for prepayment under said Section 1(b)) by (ii) the Conversion Price. In the event the Registered Holder exercises the Conversion Option as to less than the entire outstanding principal amount hereof, then subsequent to such exercise by the Registered Holder and the Registered Holder's surrender of this Debenture to Parent, the Borrowers shall issue and deliver to the Registered Holder a debenture in substitution for and replacement of this Debenture, which debenture shall indicate the remaining outstanding principal balance subsequent to such exercise, and shall in all other respects be identical to this Debenture. Notwithstanding the foregoing, prior to that date which is one day following the date which is one (1) year from the date of issuance of this Debenture, the Registered Holder's right to exercise the Conversion Option may only be exercised in full for the entire outstanding principal balance, and may not be exercised for any portion thereof.

                      (2) Any conversion hereunder shall be deemed to have been made at the close of business on the date that this Debenture shall have been surrendered for conversion, so that the rights of the Registered Holder as a Debenture holder (but only as such rights relate to the portion of the Debenture so converted) shall cease at such time and the person or persons entitled to receive Conversion Securities upon such conversion, shall for all purposes be treated as having become the record holder or holders of such Conversion Securities at such time; PROVIDED, HOWEVER, that no such surrender on any date when the stock transfer books of Parent shall be closed shall be effective to constitute the person or persons entitled to receive such Conversion Securities as the record holder or holders of such Conversion Securities on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Conversion Securities as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open. Promptly after this Debenture shall have been surrendered for conversion, Parent shall issue and shall deliver to the Registered Holder, a certificate for the number of full shares issuable upon conversion of this Debenture (or portion thereof) in accordance with the provisions of this Section 2 and cash as provided in Section 2(d).

                  (b) CONVERSION PRICE. Subject to adjustment as provided in
Section 2(c) below, the "Conversion Price" shall be $.4315 per share of Common Stock.

                  (c) ADJUSTMENTS OF CONVERSION PRICE. The Conversion Price shall be subject to adjustment from time to time only as follows:

                      (3) In the event shares of Common Stock are issued by Parent as a dividend or other distribution on any class of stock of Parent, the Conversion Price which would otherwise be in effect at the opening of business on the date fixed for determination of stockholders entitled to receive such dividend or other distribution shall be reduced to an amount equal to the product of (A) the Conversion Price immediately prior to such event multiplied by (B) a fraction, the numerator of which is the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which is the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

                      (4) In the event the number of shares of outstanding Common Stock shall be subdivided into a greater or combined into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior thereto, or immediately prior to the record date for such subdivision or combination if a record date is fixed, shall be proportionately adjusted so that it will bear the same relationship to the Conversion Price in effect immediately prior to such subdivision or combination, or such record date, as the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination, or such record date, shall bear to the total number of shares of common Stock outstanding immediately after such subdivision or combination or such record date.

                      (5) In the event of any capital reorganization of Parent, or any reclassification of the Common Stock, or the consolidation of Parent with, or the merger of the Parent into, any other corporation or of the sale of all or substantially all of the


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

         Common Stock or assets of Parent to any other entity (each, a "Significant Event"), this Debenture shall, after such Significant Event, entitle the Registered Holder to receive upon conversion that number of shares of stock or other securities or property of Parent, or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the Registered Holder would have been entitled had the Registered Holder converted this Debenture immediately prior to such Significant Event; and in any such event, the provisions of this subsection with respect to the rights and interests thereafter of the Registered Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or any property thereafter deliverable on the conversion of this Debenture. The subdivision or combination of shares of Common Stock deliverable upon conversion of this Debenture into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock for the purposes of this paragraph.

                  (d) FRACTIONAL SHARES. Parent shall not be required to issue any fraction of a share in connection with the conversion of this Debenture, but in any case where the Registered Holder of this Debenture would, except for the provisions of this paragraph, be entitled under the terms of this Debenture to receive a fraction of a share upon the conversion of this Debenture, Parent shall pay a sum in cash in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Debenture.

                  (e) DIVIDENDS. No payment to the Registered Holder or adjustment of the Conversion Price shall be made upon any conversion on account of any cash dividends on the Common Stock declared and paid prior to the date the Registered Holder exercises its Conversion Option.

                  (f) SHARES ISSUABLE UPON CONVERSION. Parent covenants and agrees that all shares of Common Stock which may be issued upon the conversion of this Debenture will, upon issuance, be duly and validly issued and fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof. Parent further covenants and agrees that, if necessary, it will cause the amendment of its Articles of Incorporation to assure that it will have authorized a sufficient number of shares of its Common Stock as shall then be issuable upon the conversion of this Debenture.

         3. AFFIRMATIVE COVENANTS OF BORROWERS. The Borrowers covenant and agree that, so long as this Debenture shall be outstanding:

                  (a) PROVIDE FINANCIAL AND OTHER MATERIAL INFORMATION CONCERNING OPERATIONS OF BORROWERS. Parent shall furnish to the Registered Holder at the same time as sent to stockholders of Parent, one copy of each annual and interim financial and other reports or communications provided by Parent to said stockholders. Additionally, the Borrowers shall afford to the Registered Holder and its authorized employees, counsel, accountants and other representatives, upon reasonable notice and during ordinary business hours, (i) free and full access, at all reasonable times and for any reasonable purpose, to all books, records and properties of the Borrowers, and (ii) the opportunity to interview any directors, officers, and employees of the Borrowers regarding the affairs of the Borrowers.

                  (b) BOOKS AND RECORDS. Each Borrower will at all times keep, in accordance with generally accepted accounting principles, true and complete books and records in connection with its assets and operations.

                  (c) CONSENTS. All necessary consents to the issuance of this Debenture have been obtained.

                  (d) Right of First Refusal.

                      (i) For so long as the principal balance hereunder remains outstanding, Parent hereby grants to the Registered Holder the right of first refusal to purchase the Parent's Common Stock which Parent may from time to time propose to sell. In the event Parent proposes to undertake a sale of Common Stock, it shall give to the Registered Holder written notice (the "Parent Notice") of its intentions, which notice shall describe the price and the principal terms upon which Parent proposes to sell such Common Stock. The Registered Holder shall have ten (10) days from the delivery of the Parent Notice to exercise its right of first refusal to purchase all or a portion of such Common Stock by giving written notice to Parent stating the quantity of such Common Stock to be purchased accompanied by payment of the purchase price therefor. Any shares of Common Stock not accepted for purchase by the Registered Holder may be issued by Parent, provided such issuance is in accordance with the terms of the proposed offering as set forth in the Parent Notice;

                      (ii) For so long as the principal balance hereunder remains outstanding, Sub hereby grants to the Registered Holder the right of first refusal to purchase Sub's capital stock ("Sub Stock") which Sub may from time to time propose to sell. In the event Sub proposes to undertake a sale of Sub Stock, it shall give to the Registered Holder written notice (the "Sub Notice") of its intentions, which notice shall describe the price and the principal terms upon which Sub proposes to sell such Sub Stock. The Registered Holder shall have ten (10) days from the delivery of the Sub Notice to exercise its right of first refusal to purchase all or a portion of such Sub Stock by giving written notice to Sub stating the quantity of such Sub Stock to be purchased accompanied by payment of the purchase price therefor. Any shares of Sub Stock not accepted for purchase by the Registered Holder may be issued by Sub, provided such issuance is in accordance with the terms of the proposed offering as set forth in the Sub Notice.

         4. EVENTS OF DEFAULT AND REMEDIES.

                  (a) EVENTS OF DEFAULT. If one or more of the events described in subsections (a) through (d) of this Section 4 shall happen and be continuing, each of such events shall be an "Event of Default":

                           (i) Default shall be made by the Borrowers (A) in the payment of principal of this Debenture when and as the same shall become due and payable, whether at maturity thereof or otherwise, or
         (B) in the payment of interest on this Debenture when and as the same shall become due and payable in accordance with the provisions hereof and such Default shall continue for a period of thirty (30) days; or

                           (ii) Default shall be made by either Borrower in the performance or observance of any other of the covenants, conditions or agreements on the part of the Borrowers, their successors or assigns, set forth in this Debenture, and such default shall continue for a period of sixty (60) days after either Borrower receives written notice of such default from the Registered Holder; or

                           (iii) A decree or order by a court having jurisdiction in the premises shall have been entered adjudging either Borrower bankrupt or insolvent, or approving a petition seeking reorganization, readjustment, arrangement, composition or similar relief for either Borrower under the federal bankruptcy laws, or any other similar applicable federal or state law, and such decree or order shall have continued undischarged and unstayed for a period of sixty
         (60) days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of either Borrower or a substantial part of the property of either Borrower, or for the winding up or liquidation of either of their affairs, shall have been entered, and such decree or order shall have remained in force, undischarged and unstayed for a period of sixty (60) days; or any property of either Borrower shall be sequestered or attached and shall not be returned to the possession of such Borrower or released from such attachment within sixty (60) days thereafter; or

                           (iv) Either Borrower, shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under the federal bankruptcy laws, or any other similar applicable federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of a substantial part of its property, or shall be unable to pay its debts generally as they become due, or shall make an assignment for the benefit of creditors, or corporate action shall be taken by either Borrower in furtherance of any of the aforesaid purposes.

                  (b) ACCELERATION. If an Event of Default occurs, the Registered Holder may declare the entire unpaid principal balance of this Debenture and all accrued but unpaid interest thereon to be due and payable immediately, and upon any such declaration the unpaid principal balance of this Debenture and said accrued unpaid interest thereon shall be immediately due and payable, anything in this Debenture to the contrary notwithstanding, and the Registered Holder may thereupon proceed to protect and enforce its rights either by suit in equity, or by action at law, or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of this Debenture and to enforce any other legal or equitable right of the Registered Holder.

                  (c) REMEDIES CUMULATIVE. No remedy herein conferred upon the Registered Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                  (d) REMEDIES NOT WAIVED. No course of dealing between the Borrowers and the Registered Holder or any delay in exercising any rights hereunder shall operate as a novation of this Note or as a waiver by the Registered Holder. Each Borrower hereby waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

         5. TRANSFERABILITY OF DEBENTURE.

                  (a) RESTRICTIONS ON TRANSFER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF ALL APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION FROM REGISTRATION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.

                  (b) TRANSFERABILITY. This Debenture may not be transferred unless the Debenture is subsequently registered under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from such registration is available.

                  (c) The Borrowers represent, warrant and agree that for purposes of Rule 144 promulgated under the Securities Act, that the initial Registered Holder's holding period of Common Stock received, if any, pursuant to a conversion described under Section 2 herein, shall have commenced on the date of issuance of this Debenture, and that all Common Stock received by the initial Registered Holder pursuant to any such conversion shall have been received pursuant to a conversion described in paragraph (d)(3)(ii) of Rule 144.

         6. JUNIOR UNSECURED LOAN. Anything in this Debenture to the contrary notwithstanding, the indebtedness evidenced by this Debenture, both principal and interest, and the right to seek enforcement of any of the rights granted to the Registered Holder, shall be unsecured and subordinate and junior in all respects to the existing debt of Sub to American National Bank and Trust Company of Chicago, but only as to the amount of such indebtedness which is owed and outstanding on the date of this Debenture. The indebtedness evidenced by this Debenture shall be senior to all other indebtedness of Parent or Sub currently outstanding or hereafter incurred.

         7. MISCELLANEOUS.

                  (a) ENTIRE AGREEMENT: NO ORAL CHANGE. This Debenture embodies the entire agreement and understanding between the Borrowers and the Registered Holder relating to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter. This Debenture may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  (b) NOTICES, ETC. All notices, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, mailed by certified mail, return receipt requested, sent by overnight courier service or telecopied (transmission confirmed), or otherwise actually delivered (i) if to the Registered Holder, to his address as it appears on EXHIBIT A to this Debenture, or to such other address as may have been furnished to the Borrowers by the Registered Holder in writing and (ii) if to the Borrowers, to their respective addresses set forth below or to such other address as may have been furnished to the Registered Holder by the Borrowers in writing.

                  (c) GOVERNING LAW. This Debenture shall be construed in accordance with and governed by the internal laws of the State of Illinois, without regard to its conflicts of laws principles.

                  (d) BENEFIT. The provisions of this Debenture shall be binding upon and inure to the benefit of the Borrowers and all subsequent Registered Holders and their respective successors and assigns.

                  (e) PRESENTMENT. Presentment for payment, demand, protest and notice of demand, protest and nonpayment and all other notices, except as specifically required herein, are hereby waived by the Borrowers.

                  (f) MAXIMUM INTEREST. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrowers or inadvertently received by the Registered Holder, then such excess sum shall be credited as a payment of principal, unless the Borrowers shall notify the Registered Holder, in writing, that the Borrowers elect to have such excess sum returned to them forthwith. It is the express intent hereof that the Borrowers not pay and the Registered Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrowers under applicable law.

                  (g) SEVERABILITY. If any one or more of the provisions of this Debenture shall be determined to be invalid, illegal or unenforceable in any respect for my reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions hereof shall not in any way be impaired.


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

                  (h) HEADINGS. The headings of the Sections of this Debenture are inserted for convenience only and do not constitute a part of this Debenture.

                  (i) LOSS, THEFT, DESTRUCTION OR MUTILATION OF DEBENTURE. Upon receipt of evidence reasonably satisfactory to the Borrowers of the loss, theft, destruction or mutilation of the Debenture and in the case of any such loss, theft or destruction, upon receipt of any indemnity bond in such reasonable amount as the Borrowers may determine or, in the case of any such mutilation, upon surrender and cancellation of such Debenture, the Borrowers shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new debenture of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the Debenture so lost, stolen, destroyed or mutilated.

                  (j) SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Borrowers contained in this Debenture shall survive the execution and delivery of this Debenture and shall continue in full force and effect thereafter until the earlier of the date on which all principal and interest hereunder has been paid in full or until the date that is two years after the date of exercise in full of the Conversion Option. All covenants and agreements of the Borrowers contained in this Debenture shall survive the execution and delivery of this Debenture and shall continue in full force and effect thereafter in accordance with the terms hereof.

                            (Signatures on next page)

         IN WITNESS WHEREOF, the Borrowers have signed and sealed this Debenture as of September 30, 1999.


                                             ECONOMETRICS, INC.,
                                             an Illinois corporation
Address of Sub:

One Illinois Center                          By:  /s/ Robert R. McGuire
111 East Wacker Drive, Suite 1250                -----------------------------
Chicago, Illinois 60601                          Name: Robert R. McGuire
Fax No. (312) 616-8401                           Title: Chairman/CEO


ATTEST:

/s/ A. Ward McCally
-----------------------------
Name: A. Ward McCally
Title: President/CFO


                                             ECONOMETRICS, INC.,
                                             a Colorado corporation
Address of Parent:

One Illinois Center                          By: /s/ Robert R. McGuire
111 East Wacker Drive, Suite 1250                ---------------------------
Chicago, Illinois 60601                          Name: Robert R. McGuire
Fax No. (312) 616-8401                           Title: Chairman/CEO


ATTEST:

/s/ A. Ward McCally
-----------------------------
Name: A. Ward McCally
Title: President/CFO

                                    EXHIBIT A

                                  REGISTRATION

               (No Writing on this Debenture Except by an officer
                           or Agent of the Borrowers)



Date of Registration    In Whose Name Registered    Address (Including Fax No.)    Registry Officer
--------------------    ------------------------    ---------------------------    ----------------
September 30, 1999      Scherer Healthcare, Inc.    120 Interstate Parkway, S.E.
                                                    Suite 305, Atlanta, GA 30339

                                   ASSIGNMENT


         For value received, I, __________________ hereby assign to __________________ the attached Debenture dated September 1, 1999, and hereby irrevocably appoint ___________________, attorney, to transfer the Debenture on the books of Econometrics, Inc. with full power of substitution in the premises.

         DATED this ______ day of _______________, _____


                                               ________________________________

In presence of:


____________________________